SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C. 20549

	------------------------

	FORM 8-K

	CURRENT REPORT


	Pursuant to Section 13 or 15(d)
	Of The Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):            February 16, 2001
									--------------------


	ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.
	------------------------------------------------
     (Exact name of registrant as specified in its charter)


   Delaware                 0-21456              06-1361276
----------------         ------------        -----------------
(State or other          (Commission         (I.R.S. Employer
 jurisdiction of          file number)        Identification No.)
 incorporation or
 organization)



488 Main Avenue, Norwalk, Connecticut                06851
---------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number,
 including area code:                            203-849-2500
                                                 ------------









Item 5.	Other Events.
 		-------------

	On February 16, 2001, the Registrant announced its advance of approximately $750,000 to NewCheck Corporation ("NewCheck"), as part of a bridge financing arrangement supported by the principal shareholders of NewCheck. The current advance follows an installment in the amount of approximately $500,000 advanced by the Registrant prior to the end of the fourth quarter of 2000, and together are included in commitments that may aggregate up to $2.5 million in advances by the Registrant.

	Reference is hereby made to the Registrant's press release issued February 16, 2001 annexed to this Current Report as Exhibit 99, the text of which is incorporated by reference to this item.


Item 7.	Financial Statements and Exhibits.
		----------------------------------

	Exhibits.

		The exhibit filed as part of this Current Report on Form 8-K is listed in the attached Index to Exhibits.


	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


						ELECTRONIC RETAILING SYSTEMS
						 INTERNATIONAL, INC.



						By s/Jerry McAuliffe
						   --------------------------------
						   Jerry McAuliffe
						   Vice President, Chief Financial
						   Officer


Dated: February 28, 2001

INDEX TO EXHIBITS

Exhibit 		Description
-------		-----------

99			Press Release of the Registrant issued February
16, 2001.




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